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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 11, 2023
Date of Report (Date of earliest event reported)
TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TLS	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 8, 2023, Telos Corporation (the “Company”) held the annual meeting of its stockholders. Five matters were submitted to the holders of the Company’s Common Stock for their approval, which are described in detail in the Company’s Annual Proxy Statement for the 2023 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission. The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:
1. The holders of the Company’s Common Stock elected seven directors to serve until the 2024 Annual Meeting of the stockholders or until their successors are elected and qualified. Each of the nominees received the affirmative vote of a plurality of the votes cast at the meeting. The final results of voting regarding the election of directors were as follows:

	FOR	WITHHELD
John B. Wood	31,020,603	5,199,089
David Borland	10,953,412	25,266,280
John W. Maluda	34,136,677	2,083,015
Bonnie L. Carroll	18,907,434	17,312,258
Derrick D. Dockery	18,569,303	17,650,389
Bradley W. Jacobs	33,759,663	2,460,029
Fredrick D. Schaufeld	28,316,834	7,902,858
2, The holders of the Company’s Common Stock voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The ratification received the affirmative vote of a majority of the votes cast at the meeting. The final results of voting regarding this proposal were as follows:

	FOR	AGAINST	ABSTAIN
Total shares voted	49,418,407	221,448	121,568
3. The holders of the Company’s Common Stock voted to ratify Amendment No. 2 to the 2016 Omnibus Long-Term Incentive Plan, substantially in the form as provided in Exhibit A represented in the Proxy Statement, increasing the number of available shares by six million. The final results of the voting regarding this proposal were as follows:

	FOR	AGAINST	ABSTAIN
Total shares voted	25,274,127	10,281,316	664,249
4. The holders of the Company’s Common Stock did not approve the proposed Board resolution, on an advisory basis, concerning the compensation of the named executive officers as disclosed in the Company’s Annual Proxy Statement. The say-on-pay advisory failed to receive the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present in person or represented by proxy at the annual meeting. The final results of voting regarding this proposal were as follows:

	FOR	AGAINST	ABSTAIN
Total shares voted	9,667,043	25,872,490	680,159
5. The holders of the Company’s Common Stock voted to approve, on an advisory basis, “every year” for the frequency of the advisory vote on executive compensation. The final results of voting regarding this proposal were as follows:

	EVERY YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN
Total shares voted	30,520,261	144,334	5,380,616	174,481
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S I G N A T U R E S
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

By:	/s/ Mark Bendza
Mark Bendza
Chief Financial Officer
Date:  May 11, 2023
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